SECURED REVOLVING CREDIT NOTE

$6,000,000.00

For value received, the undersigned promises to pay, on the Expiration Date (as defined in the Business Lean Agreement executed herewith), to the order of Boyle Leasing Technologies, Inc. (BLT) (the "Lender") at the main office of the Lender in Waltham, Massachusetts, the principal sum of Six Million ($6,000,000.00) Dollars, or such lesser amount as may be advanced hereunder and remain outstanding at such time, and to pay interest (calculated on the basis of a 360-day year for the actual number of days elapsed) from the date hereof on the outstanding principal balance at a rate of twenty percent (20%) per annum. Such interest to be payable in arrears on the 30th day each month commencing August 30, 1997. Overdue principal and, to the extent permitted by law, overdue interest, shall bear interest, payable on demand, at the rate of twenty-two percent (22%) per annum. All advances under this Note and all repayments of principal shall be endorsed by the holder on the schedule to this Note or otherwise noted in Lender's books and records. Until demand, all amounts repaid may be reborrowed as and to the extent permitted in a Business Loan Agreement between the undersigned and the Lender of even date (the "Loan Agreement").

If the Lender shall not have offered to extend the Expiration Date and if no material default shall have occurred and be continuing on the Expiration Date, then at the option of the Borrower the unpaid principal balance of the Revolving Credit Loans shall be payable in eighteen (18) equal consecutive monthly installments on the first day of each month, commencing on the First day of the month following the Expiration Date, with the unpaid principal balance, together with all unpaid interest thereon and all fees and other amounts due with respect thereto, due and payable in full on the Conversion Term Loan Maturity Date.

Any deposits or other sums at any time credited by or due from the Lender to the undersigned and any securities or other property of the undersigned now or hereafter in the possession of the Lender for any purpose shall constitute collateral security for payment of the Note. Regardless of the adequacy of any other collateral, any deposits or other sums credited or due from the Lender may be applied to or set off against the obligations of the undersigned under this Note.

The undersigned and every endorser anal guarantor waives presentment, demand; notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral, and assents to any extension or postponement of the time of payment or any other indulgence under this Note, or with respect to any collateral, to any substitution, exchange or release of any collateral, or the addition or release of any other party primarily or secondarily liable hereunder.

No delay or omission of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note. No waiver of any right shall be effective unless in writing and signed by the holder. A waiver on one occasion shall not be construed as a bar or waiver of any such right on any future occasion.

The undersigned shall pay on demand all costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the holder in enforcing this Note on default.

This Note is secured pursuant to a Security Agreement, of even date, as amended and supplemented from time to time, and is subject to the terms of the Loan Agreement.

This Note has been made in, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to any conflicts of laws provisions and shall take effect as an instrument under seal. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS EXCLUSIVELY AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES IRREVOCABLY CONSENT EACH FOR ITSELF AND LV RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. THE PARTIES IRREVOCABLY WAIVE ANY OBJECTION. INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM N0N CONVENIENS, WHICH EITHER MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NOTE OR ANY DOCUMENT RELATED HERETO, AND AGREE THAT ANY FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS NOTE OR THE AGREEMENTS RELATED THERETO.

WITNESS            COOPERATIVE IMAGES, INC. and ELECTIVE INVESTMENTS, INC.

                   BY: /s/ Gerard A. Powell
                      Gerard A. Powell Chief Executive Officer
                      Address:  210 West Fourth St., Suite 101
                                East Stroudsburg, PA 18301